SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 31, 2010

RAVENWOOD BOURNE, LTD.
---------------------------
(Exact name of registrant as specified in its charter)

DELAWARE	000-53492	26-3167800
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1900 Main Street, Ste. 300
Irvine, California 92614
(Address of Principal Executive Offices)

(949) 851-5996
(Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 - REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01               Entry into a Material Definitive Agreement.

A.             Stock Issuance Transaction:

Summary: On March 31, 2010, we closed a transaction in which we issued 12,000,000 shares of our common stock to Bedrock Ventures, Inc. Under the terms of this transaction we received $275,000 for the shares we issued. The proceeds we received were used for the stock redemption transaction described in Subsection B of this Item 1.01.

In connection with this transaction we entered into a Stock Purchase Agreement with Bedrock Ventures, Inc. The Stock Purchase Agreement provided for the issuance of the 12,000,000 shares and the payment of the $275,000. The Stock Purchase Agreement also contained representations and warranties of the Company, as well as affirmative and negative covenants imposed by us and accepted as obligations of the Company. The Stock Purchase Agreement also contained representations and warranties of Bedrock Ventures, Inc., as well as affirmative and negative covenants imposed by us and accepted as obligations of Bedrock Ventures, Inc.

The foregoing descriptions of the Stock Purchase Agreement do not purport to be complete and are qualified in their entirety by the terms and conditions of the Stock Purchase Agreement. A copy of the Stock Purchase Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Securities Act Exemption: The securities issued pursuant to the Stock Purchase Agreement were acquired by Bedrock Ventures, Inc. in a transaction meeting the requirements of Section 4(2) and/or Regulation D under the Securities Act of 1933, as amended (the “Securities Act”), and have not been registered under the Securities Act or state securities laws and may not be offered or sold in the United States absent registration with the Securities and Exchange Commission (“SEC”) or an applicable exemption from the registration requirements.

Bedrock Ventures, Inc. represented its intention to acquire the securities for investment only and not with a view toward distribution. Bedrock Ventures, Inc. was given adequate information about us to make an informed investment decision. We did not engage in any general solicitation or advertising.

B.            Stock Redemption Transaction:

Summary: On April 1, 2010, we closed a transaction in which we repurchased a total of 11,200,000 shares of our common stock from two of our shareholders for a total cash payment of $275,000. We repurchased 10,000,000 shares from Corporate Services International, Inc.; we repurchased 1,200,000 shares from Century Capital Partners, LLC. The proceeds to fund these repurchases were received from the stock issuance transaction described in Subsection A of this Item 1.01.

 In connection with this transaction we entered into a Repurchase Agreement with Corporate Services International, Inc. and Century Capital Partners, LLC. The Repurchase Agreement provided for the repurchase of the 10,000,000 shares and the payment of the $275,000. The Repurchase Agreement also contained representations and warranties of Corporate Services International, Inc. and Century Capital Partners, LLC.

Michael Anthony, who was our sole officer and director at the time of the transaction, is the sole member and manager of Century Capital Partners, LLC. This material relationship was disclosed to us prior to the redemption transaction and was expressly disclosed in the Repurchase Agreement.

Michael Anthony, who was our sole officer and director at the time of the transaction, is the sole beneficiary of Corporate Services International, Inc. This material relationship was disclosed to us prior to the redemption transaction and was expressly disclosed in the Repurchase Agreement.

The foregoing descriptions of the Repurchase Agreement do not purport to be complete and are qualified in their entirety by the terms and conditions of the Repurchase Agreement. A copy of the Repurchase Agreement is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Securities Act Exemption: The securities repurchased pursuant to the Repurchase Agreement were redeemed by us in a transaction meeting the requirements of Section 4(1) of the Securities Act), and have not been registered under the Securities Act or state securities laws.

SECTION 2 - FINANCIAL INFORMATION

Item 2.03               Creation of a Direct Financial Obligation

See the description of the Stock Redemption Transaction, including the terms and conditions of the Repurchase Agreement, set out in Item 1.01 above, which description is incorporated in this Item 2.03 by reference.

SECTION 3 - SECURITIES AND TRADING MARKETS

Item 3.02               Unregistered Sales of Equity Securities

See the description of the Stock Issuance Transaction, including the terms and conditions of the Stock Purchase Agreement, set out in Item 1.01 above, which description is incorporated in this Item 3.02 by reference.

See the description of the Stock Redemption Transaction, including the terms and conditions of the Repurchase Agreement, set out in Item 1.01 above, which description is incorporated in this Item 3.02 by reference.

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.01               Changes in Control of Registrant

The disclosures set forth in Item 1.01, above, of this Report are incorporated into this Item 5.01 by reference. As a result of the transactions described in Item 1.01 Bedrock Ventures, Inc. became the holder of 99% of our issued and outstanding shares of common stock.

The following table set forth information, as of the filing of this Report, regarding beneficial ownership of our common stock to the extent known to us by:

(i)           each person who is known by us to own beneficially more than 5% of our common stock;

(ii)           each Director; and

(iii)           each Officer.

Except as otherwise noted, each person has sole voting and investment power as to his or her shares. Unless otherwise noted, we believe that all persons named in the table have sole voting and investment power with respect to all shares of our common stock that they beneficially own. For purposes of this table, a person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from the date hereof upon exercise of options, warrants and convertible securities. Each beneficial owner’s percentage ownership is determined by assuming that options, warrants and convertible securities that are held by such person (but not those held by any other person) and that are exercisable within 60 days from the date hereof have been exercised.

Security Ownership of 5% Beneficial Owners, Directors and Management

Title of Class	Name and Address or Number in Group	Amount and Nature of Beneficial Ownership	Percentage of Class (%)
Common Stock	Bedrock Ventures, Inc. 855 Village Ctr. Dr. #151 North Oaks, MN 55127	12,000,000	99

Our directors and officers own no common stock in our Company.

Item 5.02                Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On April 5, 2010, our Board appointed Keith A. Rosenbaum to our Board of Directors and named Mr. Rosenbaum Chairman of the Board of our Company. Mr. Rosenbaum, 51, is a licensed attorney in the State of California. Mr. Rosenbaum is the founder of Spectrum Law Group, LLP, Irvine, California, where he has practiced for the last 9-years, focusing on corporate transactions (public and private); general corporate law, and tax matters. Mr. Rosenbaum has no family relationship with anyone else involved in our Company. It is anticipated that Mr. Rosenbaum will render legal services to our Company.

On April 5, 2010, immediately following the appointment of Mr. Rosenbaum, Michael Anthony resigned as a member of our Board and resigned all officer positions he previously held. Mr. Anthony’s resignation was voluntary and not the result of any prior agreement or understanding. There was no known disagreement with Mr. Anthony on any matter relating to our operations, policies, or practices. Mr. Anthony’s departure was amicable.

On April 5, 2010, immediately following the departure of Mr. Anthony, Mr. Rosenbaum was appointed as our CEO, CFO, and Secretary.

At this time, our Company does not have any employment or other arrangements with Mr. Rosenbaum regarding his current position as our sole officer and director.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01                 Financial Statements and Exhibits

The following exhibits are furnished with this report:

Exhibit No.	Exhibit Description

10.1	Stock Purchase Agreement

10.2	Repurchase Agreement

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAVENWOOD BOURNE, LTD.

/S/ Keith A. Rosenbaum
Keith A. Rosenbaum, Chief Executive Officer

Date: April 6, 2010